Aristotle International Equity Fund (the “Fund”)
A series of Investment Managers Series Trust

Supplement dated October 10, 2014
to the Summary Prospectus dated April 7, 2014 and
to the Prospectus dated March 31, 2014

Effective October 15, 2014, the following replaces the information under “Purchase and Sale of Fund Shares” in the Fund’s Summary Prospectus and Prospectus and under “YOUR ACCOUNT WITH THE FUND - Buying Fund Shares” in the Fund’s Prospectus:

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$100
Direct Retirement Accounts	$2,500	$100
Automatic Investment Plan	$2,500	$100
Gift Accounts For Minors	$2,500	$100

Effective immediately, all references in the Fund’s Summary Prospectus and Prospectus to the $25,000 minimum initial investment requirement and $5,000 subsequent investment requirement with respect to the Class I Shares are replaced with references to a $2,500 minimum initial investment requirement and $100 subsequent investment requirement.

Please file this Supplement with your records.